Exhibit 99.1

SemGroup Completes Acquisition of Houston Fuel Oil Terminal Company

Immediately Accretive Acquisition Adds Downstream Balance

to SemGroup Portfolio and Stability Amid Volatile Oil Prices

Tulsa, Okla. – July 17, 2017 – SemGroup® Corporation (NYSE:SEMG) today announced the closing of its acquisition of Houston Fuel Oil Terminal Company (“HFOTCO”) from investment funds managed by Alinda Capital Partners (“Alinda”). HFOTCO, one of the largest oil terminals in the U.S., establishes SemGroup’s position in the premier energy market, the Houston Ship Channel, and provides a strategic platform to refinery-facing growth.

“As planned, this acquisition helps fulfill our long-term strategy to further de-risk our business by adding secure, downstream cash flow to our portfolio mix,” said SemGroup President and CEO Carlin Conner. “In addition to generating stable earnings for SemGroup on day one, this remarkably versatile asset provides an entirely new growth platform to capture opportunities within the Houston Ship Channel’s massive processing, trading and import/export complex. HFOTCO provides strong and consistent cash flows regardless of commodity price fluctuations, which further underscores the timeliness of this acquisition and the long-term value proposition it creates for our shareholders.”

The 16.8-million-barrel terminal is strategically located on the U.S. Gulf Coast with crude pipeline delivery connectivity to the local refining complex, deep water marine access and inbound crude receipt pipeline connectivity, as well as rail/truck loading and unloading capabilities from major producing basins. The assets are located on 330 acres on the Houston Ship Channel, one of the world’s most active trading centers for residual fuel oil, clean products, LPGs and crude oil. The business is supported by take-or-pay contracts with primarily investment-grade counterparties that have been customers for an average of 15 years. HFOTCO is currently executing on contractually supported growth projects, including a new ship dock, a new pipeline and connections, as well as an additional 1.45 million barrels of crude oil storage, expected to be in service mid-2018.

In conjunction with the closing of the transaction, SemGroup completed the initial payment, which consisted of a $301 million cash payment, funded from SemGroup’s revolving credit facility, issuance of 12.4 million common shares to Alinda, at a predetermined price of $32.30 per share, and the assumption of $761 million of existing HFOTCO net debt, subject to customary post-closing adjustments. SemGroup will fund the second payment of $600 million in cash before the end of 2018.

About SemGroup

Based in Tulsa, Okla., SemGroup® Corporation is a publicly traded midstream service company providing the energy industry the means to move products from the wellhead to the wholesale marketplace. SemGroup provides diversified services for end users and consumers of crude oil, natural gas, natural gas liquids, refined products and asphalt. Services include purchasing, selling, processing, transporting, terminalling and storing energy.

SemGroup uses its Investor Relations website and social media outlets as channels of distribution of material company information. Such information is routinely posted and accessible on our Investor Relations website at www.semgroupcorp.com, our Twitter account and LinkedIn account.

About Houston Fuel Oil Terminal Company

Houston Fuel Oil Terminal Company stores, blends and transports residual fuel and crude oil via pipeline, ship, barge, rail and truck for major oil companies, refiners, international trading firms and other energy companies. Storage is divided among 144 tanks ranging in size from 10 thousand barrels to 400 thousand barrels. The facility also includes multiple receipt and delivery pipelines, four ship docks with a fifth under construction, as well as seven barge docks able to accommodate 23 barges simultaneously.

About Alinda Capital Partners

Alinda Capital Partners is one of the world’s largest and most experienced infrastructure investment firms. Alinda is a long-term investor in infrastructure assets that provide essential services to communities. Alinda has $10 billion of assets under management and has invested in infrastructure businesses that operate in 33 states in the United States as well as in Canada, the United Kingdom, the Netherlands, Belgium and Poland. These businesses serve over 100 million customers annually in more than 550 cities globally, and are run by a workforce of over 80,000 people.

Forward-Looking Statements

Certain matters contained in this Press Release include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995.

All statements, other than statements of historical fact, included in this Press Release including the prospects of our industry, our anticipated financial performance, our anticipated annual dividend growth rate, management’s plans and objectives for future operations, planned capital expenditures, business prospects, outcome of regulatory proceedings, market conditions and other matters, may constitute forward-looking statements. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that these expectations will prove to be correct. These forward-looking statements are subject to certain known and unknown risks and uncertainties, as well as assumptions that could cause actual results to differ materially from those reflected in these forward-looking statements. Factors that might cause actual results to differ include, but are not limited to, the failure to realize the anticipated benefits of our acquisition of HFOTCO; our ability to pay the deferred consideration and the consequences of our failing to do so; the amount and timing of transaction expenses associated with our acquisition of HFOTCO, and the impact of our management team spending a significant portion of its time focusing on completing and integrating our acquisition of HFOTCO; the impact of the completion of our acquisition of HFOTCO on the credit ratings assigned to any of our indebtedness or the indebtedness of HFOTCO; the financial and operating performance of HFOTCO; our ability to generate sufficient cash flow from operations to enable us to pay our debt obligations and our current and expected dividends or to fund our other liquidity needs; any sustained reduction in demand for, or supply of, the petroleum products we gather, transport, process, market and store; the effect of our debt level on our future financial and operating flexibility, including our ability to obtain additional capital on terms that are favorable to us; our ability to access the debt and equity markets, which will depend on general market conditions and the credit ratings for our debt obligations and equity; the loss of, or a material nonpayment or nonperformance by, any of our key customers; the amount of cash distributions, capital requirements and performance of our investments and joint ventures; the amount of collateral required to be posted from time to time in our commodity purchase, sale or derivative transactions; the impact of operational and developmental hazards and unforeseen interruptions; our ability to obtain new sources of supply of petroleum products; competition from other midstream energy companies; our ability to comply with the covenants contained in our credit agreement and the indentures governing our senior notes, including requirements under our credit agreement to maintain certain financial ratios; our ability to renew or replace expiring storage, transportation and related contracts; the overall forward markets for crude oil, natural gas and natural gas liquids; the possibility that the construction or acquisition of new assets may not result in the corresponding anticipated revenue increases; changes in currency exchange rates; weather and other natural phenomena, including climate conditions; a cyber attack involving our information systems and related infrastructure, or that of our business associates; the risks and uncertainties of doing business outside of the U.S., including political and economic instability and changes in local governmental laws, regulations and policies; costs of, or changes in, laws and regulations and our failure to comply with new or existing laws or regulations, particularly with regard to taxes, safety and protection of the environment; the possibility that our hedging activities may result in losses or may have a negative impact on our financial results; general economic, market and business conditions; as well as other risk factors discussed from time to time in each of our documents and reports filed with the U.S. Securities and Exchange Commission.

Readers are cautioned not to place undue reliance on any forward-looking statements contained in this press release, which reflect management’s opinions only as of the date hereof. Except as required by law, we undertake no obligation to revise or publicly release the results of any revision to any forward-looking statements.

Contacts:

Investor Relations:

Alisa Perkins

918-524-8081

investor.relations@semgroupcorp.com

Media:

Tom Droege

918-524-8560

tdroege@semgroupcorp.com

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